SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

JOHN HANCOCK VARIABLE INSURANCE TRUST

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.

Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Please vote today

We need your input on an important proposal that affects your investment.

Online www.proxyvote.com

Phone 800-690-6903

Mail Sign and return the enclosed voting instruction card

JOHN HANCOCK VARIABLE INSURANCE TRUST

200 Berkeley Street

Boston, Massachusetts 02116

September 15, 2025

Dear Variable Annuity and Variable Life Contract Owners:

Management has proposed an important matter affecting the separate investment portfolios (the “Funds”) of John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”). You are being asked to vote on one proposal affecting the Funds. To consider and vote on this matter, a Special Meeting of Shareholders of JHVIT (the “meeting”) will be held on November 12, 2025 at 1:00 PM, Eastern Time at 200 Berkeley Street, Boston, Massachusetts 02116. We encourage you to read the attached materials in their entirety.

Proposal

The following is an overview of the proposal for which you are being asked to provide voting instructions.

Proposal Affecting All of the Funds. All variable insurance and annuity contract owners eligible to give voting instructions and shareholders of all of the Funds as indicated below are being asked to approve:

•	The election of five Trustees as members of the Board of Trustees of JHVIT (the “Board”).

Although you are not a shareholder of JHVIT, your purchase payments and the earnings on such purchase payments under your variable annuity or variable life contracts issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock (U.S.A.)”) and John Hancock Life Insurance Company of New York (“John Hancock New York”) (collectively, the “John Hancock Insurance Companies”) and certain insurance companies that are not affiliated with JHVIT (“External Insurance Companies”) are invested in subaccounts of separate accounts established by these companies, and each subaccount invests in shares of one or more of the Funds (the John Hancock Insurance Companies and the External Insurance Companies are collectively referred to as the “Insurance Companies”).

You have the right to instruct the Insurance Companies, as appropriate, how the shares of the Trust attributable to your contract are voted. The number of votes for which you may give instructions is determined as of August 27, 2025, the record date for the meeting (the “Record Date”).

Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement for JHVIT, and a Voting Instructions Form for each Fund in which your contract

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values were invested as of the Record Date. The number of shares that represents your voting interest appears in each Voting Instructions Form. The Proxy Statement provides background information and describes in detail the proposal to be voted on at the meeting.

The Board has unanimously approved the proposal and recommends that you give voting instructions “FOR” the proposal.

In order for shares to be voted at the meeting based on your instructions, we urge you to read the Proxy Statement and then complete and mail your Voting Instructions Form(s) in the attached postage-paid envelope, allowing sufficient time for their receipt by November 12, 2025. To give voting instructions by touch-tone telephone or via the Internet, follow the instructions on the Voting Instructions Form.

If you have any questions regarding the meeting, please call one of the following numbers:

—For John Hancock (U.S.A.) variable annuity contracts:	(800) 344-1029
—For John Hancock (U.S.A.) variable life contracts:	(800) 732-5543
—For John Hancock New York variable annuity contracts:	(800) 551-2078
—For John Hancock New York variable life contracts:	(800) 732-5543

Sincerely,

Christopher Sechler
Secretary
John Hancock Variable Insurance Trust

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JOHN HANCOCK VARIABLE INSURANCE TRUST

200 Berkeley Street

Boston, Massachusetts 02116

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of John Hancock Variable Insurance Trust:

Notice is hereby given that a Special Meeting of Shareholders of John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (the “Meeting”) will be held on November 12, 2025 at 1:00PM, Eastern Time at 200 Berkeley Street, Boston, Massachusetts 02116.

Access to the Meeting is limited to variable insurance and annuity contract owners who are authorized to give voting instructions to shareholders and to representatives of the insurance company separate accounts that own shares of the Fund.

A Proxy Statement providing information about the purpose of the Meeting is included with this notice. The Meeting will be held for the following purpose:

Proposal 1:	Election of five Trustees as members of the Board of Trustees of JHVIT.
(All Funds of JHVIT will vote on the Proposal).

Any other business that may properly come before the Meeting.

The Board of Trustees of JHVIT recommends that shareholders vote “FOR” the Proposal.

Each variable insurance and annuity contract owner eligible to give voting instructions and shareholder of record at the close of business on August 27, 2025 is entitled to receive notice of, and to vote at, the Meeting and at any adjournment(s) thereof.

Whether or not you expect to attend the Meeting, please complete and return the enclosed proxy card(s) in the accompanying envelope. No postage is necessary if mailed in the United States. If variable insurance and annuity contract owners eligible to give voting instructions and shareholders do not return their proxies in sufficient numbers, it may result in the need for additional shareholder solicitation efforts.

Sincerely,

Christopher Sechler
Secretary
John Hancock Variable Insurance Trust

September 15, 2025

Boston, Massachusetts

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JOHN HANCOCK VARIABLE INSURANCE TRUST

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 12, 2025

September 15, 2025

500 INDEX TRUST

ACTIVE BOND TRUST

AMERICAN ASSET ALLOCATION TRUST

AMERICAN GLOBAL GROWTH TRUST

AMERICAN GROWTH TRUST

AMERICAN GROWTH-INCOME TRUST

AMERICAN INTERNATIONAL TRUST

BLUE CHIP GROWTH TRUST

CAPITAL APPRECIATION VALUE TRUST

CORE BOND TRUST

DISCIPLINED VALUE EMERGING MARKETS EQUITY TRUST

DISCIPLINED VALUE INTERNATIONAL TRUST

EQUITY INCOME TRUST

FINANCIAL INDUSTRIES TRUST

FUNDAMENTAL ALL CAP CORE TRUST

FUNDAMENTAL LARGE CAP VALUE TRUST

GLOBAL EQUITY TRUST

HEALTH SCIENCES TRUST

HIGH YIELD TRUST

INTERNATIONAL EQUITY INDEX TRUST

INTERNATIONAL SMALL COMPANY TRUST

INVESTMENT QUALITY BOND TRUST

LIFESTYLE BALANCED PORTFOLIO

LIFESTYLE CONSERVATIVE PORTFOLIO

LIFESTYLE GROWTH PORTFOLIO

LIFESTYLE MODERATE PORTFOLIO

MANAGED VOLATILITY BALANCED PORTFOLIO

MANAGED VOLATILITY CONSERVATIVE PORTFOLIO

MANAGED VOLATILITY GROWTH PORTFOLIO

MANAGED VOLATILITY MODERATE PORTFOLIO

MID CAP GROWTH TRUST

MID CAP INDEX TRUST

MID VALUE TRUST

MONEY MARKET TRUST

OPPORTUNISTIC FIXED INCOME TRUST

REAL ESTATE SECURITIES TRUST

SCIENCE & TECHNOLOGY TRUST

SELECT BOND TRUST

SHORT TERM GOVERNMENT INCOME TRUST

SMALL CAP CORE TRUST (FORMERLY SMALL CAP VALUE TRUST)

SMALL CAP INDEX TRUST

SMALL CAP OPPORTUNITIES TRUST

SMALL CAP STOCK TRUST

SMALL COMPANY VALUE TRUST

STRATEGIC EQUITY ALLOCATION TRUST

STRATEGIC INCOME OPPORTUNITIES TRUST

TOTAL BOND MARKET TRUST

TOTAL STOCK MARKET INDEX TRUST

U.S. GROWTH TRUST (FORMERLY CAPITAL APPRECIATION TRUST)

ULTRA SHORT TERM BOND TRUST

(each, a “Fund” and collectively, the “Funds”)

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(Including Summary of Proposal)

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JOHN HANCOCK VARIABLE INSURANCE TRUST

200 Berkeley Street

Boston, Massachusetts 02116

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 12, 2025

INTRODUCTION

This Proxy Statement is being furnished in connection with the solicitation by the Board of Trustees (the “Board” or “Trustees”) of John Hancock Variable Insurance Trust (the “JHVIT” or the “Trust”) of proxies to be used at a special meeting of shareholders of JHVIT to be held on November 12, 2025 at 1:00PM, Eastern Time (the “Meeting”) for purposes of voting on the proposal summarized below. Pursuant to the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”), the Board has designated August 27, 2025 as the record date for determining variable insurance and annuity contract owners eligible to give voting instructions and shareholders eligible to vote at the Meeting (the “Record Date”). All variable insurance and annuity contract owners eligible to give voting instructions and shareholders of record at the close of business on the Record Date are entitled to one vote for each share (and fractional votes for fractional shares) of beneficial interest of JHVIT held. This Proxy Statement is first being sent to variable insurance and annuity contract owners eligible to give voting instructions and shareholders on or about September 22, 2025.

JHVIT. JHVIT is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The shares of JHVIT being offered as of the Record Date were divided into series corresponding to the 50 portfolios (each, a “Fund,” collectively, the “Funds”) named on the cover of this Proxy Statement and offered by JHVIT. The Trust does not sell its shares directly to the public but generally only to affiliated insurance companies and their separate accounts as the underlying investment media for variable annuity and variable life insurance contracts (“variable contracts”), certain entities affiliated with the insurance companies, as permitted by applicable law, and other series of the Trust that operate as funds of funds (“Fund of Funds”). Shares of the Trust also may be sold to unaffiliated insurance companies and their separate accounts and certain qualified pension and retirement plans.

Investment Advisor and Administrator. John Hancock Variable Trust Advisers LLC (the “Advisor”) serves as investment advisor and administrator for JHVIT and each series of the Trust. Pursuant to an Amended and Restated Advisory Agreement with the Trust dated June 30, 2020, as amended (the “Advisory Agreement”), the Advisor is responsible for, among other things, administering the business and affairs of each

Fund of JHVIT and selecting, contracting with, compensating and monitoring the investment subadvisors that manage the investment and reinvestment of the assets of the Funds pursuant to subadvisory agreements with the Advisor. The Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Each of the subadvisors to the Funds is also registered as an investment advisor under the Advisers Act.

The Distributor. John Hancock Distributors, LLC (“JH Distributors”) serves as the distributor to JHVIT.

The offices of the Advisor and JH Distributors are located at 200 Berkeley Street, Boston, Massachusetts 02116, and their ultimate parent entity is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as “Manulife Financial” in Canada and Asia and primarily as “John Hancock” in the United States.

The Trust will furnish, without charge, a copy of the Trust’s most recent annual report and semi-annual report to any shareholder or owner of contracts (“contract owner”) upon request. To obtain a report, please contact the Trust by calling 1-800-732-5543 for Variable Life contracts or 1-800-344-1029 for Variable Annuities contracts or by writing to the Trust at 200 Berkeley Street, Boston, Massachusetts 02116, Attn.: Treasurer.

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SUMMARY OF THE PROPOSAL

The Proposal	Fund or Class of Shareholders Solicited
Election of five Trustees as members of the Board of Trustees of JHVIT	All Funds of JHVIT will vote on the Proposal

SHAREHOLDERS AND VOTING INFORMATION

Shareholders of the Trust

The Trust does not sell its shares directly to the public but generally only to insurance companies and their separate accounts as the underlying investment media for contracts issued by such companies, and certain entities affiliated with the insurance companies and those series of the Trust that operate as Fund of Funds and invest in other Trust funds. Shares of the Trust are sold principally to John Hancock Life Insurance Company (U.S.A.) (“John Hancock (U.S.A.)”) and John Hancock Life Insurance Company of New York (“John Hancock New York”) (collectively, the “John Hancock Insurance Companies), although some shares are sold to certain other insurance companies not affiliated with John Hancock (“External Insurance Companies”). The John Hancock Insurance Companies and the External Insurance Companies are collectively referred to as the “Insurance Companies.” Each of the John Hancock Insurance Companies and John Hancock Distributors, LLC, (“JH Distributors”), is an indirect wholly-owned subsidiary of The Manufacturers Life Insurance Company (“Manulife”), a Canadian stock life insurance company. The ultimate parent entity of each such insurance company and of JH Distributors is Manulife Financial Corporation (“MFC”), the holding company of Manulife and its subsidiaries, collectively known as Manulife Financial. The principal offices of Manulife Financial are located at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

As of the Record Date, shares of each Fund were legally owned by the Insurance Companies and the Fund of Funds as noted in Appendix A. Each of the Insurance Companies holds shares of the Trust directly and/or attributable to contracts in their separate accounts. Such separate accounts include separate accounts registered under the 1940 Act (“Registered Separate Accounts”) as well as unregistered separate accounts. An Insurance Company may legally own in the aggregate more than 25% of the shares of a series of the Trust. For purposes of the 1940 Act, any person who owns “beneficially” more than 25% of the outstanding shares of a fund is presumed to “control” the fund. Shares are generally deemed to be beneficially owned by a person who has the power to vote or dispose of the shares. An Insurance Company has no power to exercise any discretion in voting or disposing of any of the shares that it legally owns, except that it may have the power to dispose of shares that it holds directly. Consequently, an Insurance Company would be presumed to control a series of the Trust only if it holds directly for its own account, and has the power to dispose of, more than 25% of the shares of such series. John Hancock (U.S.A.) is a stock life insurance company existing under the laws of Michigan and having its principal address at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. John Hancock New York is a stock life insurance company organized under the laws of New York and having its principal address at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595.

Although you are not a shareholder of JHVIT, your purchase payments and the earnings on such purchase payments under your variable annuity or variable life contracts issued by the Insurance Companies are invested in subaccounts of separate accounts established by these companies, and each subaccount invests in shares of one or more of the Funds. You have the right to instruct the Insurance Companies, as appropriate, how the shares of the Trust attributable to your contract are voted. The number of votes for which you may give instructions is determined as of the Record Date.

Voting Procedures

The number of votes eligible to be cast at the Meeting with respect to a Fund, the percentage ownership of the outstanding shares of a Fund by each of the Insurance Companies and other share ownership information, as of the Record Date, are set forth in Appendix A (“Outstanding Shares and Share Ownership”) to this Proxy Statement.

The Trust will furnish, without charge, a copy of the Trust’s most recent annual report and semi-annual report to any shareholder or owner of contracts (“contract owner”) upon request. To obtain a report, please contact the Trust by calling 1-800-732-5543 for Variable Life contracts or 1-800-344-1029 for Variable Annuities contracts or by writing to the Trust at 200 Berkeley Street, Boston, Massachusetts 02116, Attn.: Treasurer.

Proxies may be revoked at any time prior to the voting of the shares represented thereby by: (i) mailing written instructions addressed to the Secretary of the Trust at 200 Berkeley Street, Boston, Massachusetts 02116; (ii) signing and returning a new proxy, in each case if received by the Trust by November 11, 2025; or (iii) attending the Meeting and voting shares. All valid proxies will be voted in accordance with the specifications thereon, or in the absence of specifications, for approval of the Proposal. Instructions from contract owners may be revoked by: (i) mailing written instructions addressed to the Secretary of Trust at 200 Berkeley Street, Boston, Massachusetts 02116; or (ii) signing and returning a new voting instructions form, in each case if received by the Trust by the close of business on November 11, 2025.

Quorum. Shareholders of record and variable insurance and annuity contract owners eligible to give voting instructions at the Record Date, will be entitled to vote at the Meeting or any adjournment of the Meeting. The holders of 30% of the outstanding shares of the Trust at the close of business on that date present at the Meeting or by proxy will constitute a quorum for the Meeting. A plurality of the votes cast by holders of shares of JHVIT present in person or represented by proxy at the Meeting is required to approve the Proposal.

Shares of the Trust will be voted in aggregate and not by series of shares with respect to the Proposal. Shareholders and variable insurance and annuity contract owners eligible to give voting instructions are entitled to one vote for each share of Series I, Series II, Series III and Series NAV held and fractional votes for fractional shares held. No shares have cumulative voting rights.

In the event the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to the Proposal in accordance with applicable law to permit further solicitation of proxies. Any adjournment of the Meeting generally will require the affirmative vote of the holders of a majority of the shares of the Trust cast at the Meeting, and any adjournment with respect to the Proposal will require the affirmative vote of the holders of a majority of the shares entitled to vote on the Proposal cast at the Meeting. The persons named as proxies will vote for or against any adjournment in their discretion. Because shares held by contract owners participating in Registered Separate Accounts for which voting instructions are not timely received will nevertheless be voted in proportion to the timely instructions received from contract owners participating in such Registered Separate Accounts, all shares in Registered Separate Accounts will be voted at the Meeting. Because Registered Separate Accounts of the John Hancock Insurance Companies and Fund of Funds hold over 30% of the Trust’s shares, the presence of a quorum is assured.

Abstentions. Abstentions are counted as shares eligible to vote at the Meeting in determining whether a quorum is present but do not count as votes cast with respect to the Proposal. Under the 1940 Act, the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions as if they were votes against the Proposal.

Cost of Preparation of Proxy Materials. The costs of the preparation of these proxy materials, which are expected to be approximately $135,000, will be borne by the Funds, allocated among them on the basis of their relative net assets.

Solicitation Costs and Distribution of Proxies. In addition to the preparation of these proxy materials, proxies will be mailed and may be solicited by telephone, by email, or in person by the Trustees, Officers and employees of the Trusts; by personnel of the Advisor, its affiliates, or by broker-dealer firms. Broadridge Financial Solutions, Inc. has been retained to assist in the mailing and solicitation of proxies at a cost of approximately $474,754. The costs of the distribution of these proxy materials and any proxy solicitation will be borne by the Funds, allocated among them on the basis of their relative net assets.

Fund Voting. Shares of the Trust will be voted in the aggregate and not by series of shares with respect to the Proposal.

Solicitation of Proxies and Voting Instructions

The Trust is soliciting proxies from the shareholders of each Fund, including the Insurance Companies, which have the right to vote upon matters that may be voted upon at a special shareholders’ meeting. The Insurance Companies will furnish this Proxy Statement to the owners of variable contracts participating in Registered Separate Accounts that hold shares of each Fund to be voted at the Meeting, and will solicit voting instructions from those contract owners.

Each John Hancock Insurance Company will vote shares of a Fund held in its Registered Separate Accounts: (i) for which timely voting instructions are received from contract owners, in accordance with such instructions or if no instruction is made, “for” the Proposal; and (ii) for which no voting instructions are timely received, in the same proportion as the instructions received for the Proposal from contract owners participating in all its Registered Separate Accounts. The John Hancock Insurance Companies will vote shares of a Fund held by them directly (i.e., not through a separate account) in the same proportion as the voting instructions timely received for the Proposal by the John Hancock Insurance Companies from contract owners participating in all their Registered Separate Accounts.

In accordance with their proxy voting procedures, the Fund of Funds will vote shares of a Fund in the same proportion as the vote of all other shareholders of the Fund for the Proposal unless the Fund of Funds are the only shareholders of the Fund. In such case, each Fund of Funds will vote the shares of the Fund in the same proportion as the vote of the shareholders of the Fund of Funds for the Proposal.

The John Hancock Insurance Companies will vote shares of a Fund held by them through separate accounts that are not registered under the 1940 Act in accordance with instructions provided by an independent fiduciary selected by the John Hancock Insurance Companies.

Each External Insurance Company holds its shares of each Fund in a separate account which serves as a funding vehicle for its variable insurance products. In accordance with its view of present applicable law, each External Insurance Company will vote its shares of a Fund held in its respective separate account in accordance with instructions received from contract owners having a voting interest in the separate account. Fund shares held in a separate account for which no timely instructions are received will be voted by most External Insurance Companies in proportion to the voting instructions for the Proposal that are received with respect to all contract owners participating in such External Insurance Companies separate account.

The effect of proportional voting as described above is that a small number of contract owners can determine the outcome of the voting.

PROPOSAL 1

Election of Five Trustees as

Members of the Board of Trustees of JHVIT

(All Shareholders of JHVIT)

The Board of Trustees of the Trust (the “Board” and, each member thereof, a “Trustee”) currently includes twelve (12) Trustees, including ten (10) independent Trustees (“Independent Trustees”) and two (2) non-independent Trustees (“Non-Independent Trustees”). Four (4) of the Trustees (William H. Cunningham, Grace K. Fey, Deborah C. Jackson, and Hassell H. McClellan) were elected to serve on the Board at a shareholder meeting held on November 15, 2012, each as an Independent Trustee. Five (5) of the Trustees (Andrew G. Arnott, James R. Boyle, Noni L. Ellison, Dean C. Garfield, and Frances G. Rathke) were elected to serve on the Board at a shareholder meeting held on September 9, 2022. The Board appointed Kristie M. Feinberg to serve as a Non-Independent Trustee effective June 30, 2025. William K. Bacic and Thomas R. Wright were appointed to serve as Independent Trustees effective August 1, 2024.

Two new Trustees are being presented for election at the Meeting: Christine L. Hurtsellers and Kenneth J. Phelan. If elected by the shareholders at the Meeting, Ms. Hurtsellers and Mr. Phelan will join the Board as Independent Trustees. In addition, three current Trustees who were previously appointed to the Board are being presented for election at the Meeting: Ms. Feinberg and Messrs. Bacic and Wright. Following the shareholder election, fourteen Trustees would comprise the Board (two Non-Independent Trustees and twelve Independent Trustees), each of whom would have been elected by shareholders.

At the Meeting, only current Trustees that have not been elected by shareholders (Ms. Feinberg and Messrs. Bacic and Wright) and nominated Trustees (Ms. Hurtsellers and Mr. Phelan) will be presented for election. If approved by shareholders, this would result in all of the Trustees being elected by shareholders and would allow the Board to appoint additional trustees to fill future vacancies without requiring a shareholder vote until the number of elected Trustees drops below two-thirds of all Trustees. At that time, the Board would be required to seek shareholder approval to add an additional Trustee.

Current Trustees that are not nominated for election will continue to serve as members of the Board. No current Trustees are proposed to be replaced.

Shareholders are being asked to elect each of the individuals nominated by the Board listed below (each, a “Nominee” and collectively, the “Nominees”) as a member of the Board of Trustees of the Trust. Three of the Nominees currently are Trustees of JHVIT and have served in that capacity continuously since originally being appointed. Two of the Nominees, Ms. Hurtsellers and Mr. Phelan, have not served as Trustees of the Trust. Because JHVIT is not required to and does not hold regular annual shareholder meetings, each Nominee, if elected, will hold office until his or her successor is elected and qualified or until he or she otherwise dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed from the Trust (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding shares of the Trust.

On August 22, 2025, the Nominating and Governance Committee of the Board considered the proposed Trustee candidates and determined to recommend the election of the Nominees to the full Board of the Trust. Acting on that recommendation, on August 22, 2025, the Board approved those nominations and called a meeting of shareholders to allow shareholders of the Trust to vote on the election of the Nominees to the Board.

The persons named as proxies intend, in the absence of contrary instructions, to vote all proxies for the election of the Nominees. If, prior to the Meeting, any Nominee becomes unable to serve for any reason or for good cause will not serve, the persons named as proxies reserve the right to substitute another person or persons of their choice as Nominee or Nominees. All of the Nominees have consented to being named in this proxy statement and to serve if elected. JHVIT knows of no reason why any Nominee would be unable or unwilling to serve if elected.

The business and affairs of JHVIT, including of all the Funds, are managed under the direction of the Board. As stated above, JHVIT currently has 50 separate Funds, and each Trustee oversees all Funds. In addition to the Funds, some Trustees also oversee other funds advised by the Advisor or its affiliates (collectively with the Funds, the “John Hancock Fund Complex”).

Information Concerning Nominees

The following tables set forth certain information regarding the Nominees: Kristie M. Feinberg, William K. Bacic, Thomas R. Wright, Christine L. Hurtsellers, and Kenneth J. Phelan. The tables present information regarding the Nominees’ principal occupations which, unless specific dates are shown, are of at least five years’ duration. In addition, the tables include information concerning other directorships held by each Nominee in other registered investment companies or publicly traded companies. Information is listed separately for each Nominee who is a Non-Independent Trustee and the Independent Trustees. As of April 30, 2025, the “John Hancock Fund Complex” consisted of 181 funds (including separate series of series mutual funds). The address of each Nominee is 200 Berkeley Street, Boston, Massachusetts 02116.

Five Nominees Standing For Election

Non-Independent Trustees Who Are Nominees

Name (Birth Year)	Current Position(s) with JHVIT[1]	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee/Nominee

Kristie M. Feinberg[2] (1975)	President (Chief Executive Officer and Principal Executive Officer) (since 2023); Trustee (since 2025)

Head of Retail, Manulife Investment Management (since 2025); Head of Wealth & Asset Management, U.S. and Europe, for John Hancock and Manulife (2023–2025); Director and Chairman, John Hancock Investment Management LLC (since 2023); Director and Chairman, John Hancock Variable Trust Advisers LLC (since 2023); Director and Chairman, John Hancock Investment Management Distributors LLC (since 2023); CFO and Global Head of Strategy, Manulife Investment Management (2021–2023, including prior positions); CFO Americas & Global Head of Treasury, Invesco, Ltd., Invesco US (2019–2020, including prior positions); Senior Vice President, Corporate Treasurer and Business Controller, Oppenheimer Funds (2001–2019, including prior positions); President (Chief Executive Officer and Principal Executive Officer) of various trusts within the John Hancock Fund Complex (since 2023, including prior positions).

Trustee of various trusts within the John Hancock Fund Complex (since 2025).

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Because the Trust is not required to and does not hold regular annual shareholder meetings, each Trustee holds office for an indefinite term until his or her successor is duly elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed from the Trust (provided the aggregate number of

Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding shares of the Trust.

(2)	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.

Independent Trustees Who Are Nominees

Name (Birth Year)	Current Position(s) with JHVIT[1]	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee/Nominee

William K. Bacic (1956)	Trustee (since 2024)	Director, Audit Committee Chairman, and Risk Committee Member, DWS USA Corp. (formerly, Deutsche Asset Management) (2018-2024); Senior Partner, Deloitte & Touche LLP (1978- retired 2017, including prior positions), specializing in the investment management industry. Trustee of various trusts within the John Hancock Fund Complex (since 2024).	174

Thomas R. Wright (1961)	Trustee (since 2024)	Chief Operating Officer, JMP Securities (2020-2023); Director of Equities, JMP Securities (2013-2023); Executive Committee Member, JMP Group (2013 2023); Global Head of Trading, Sanford C. Bernstein & Co. (2004-2012); and Head of European Equity Trading and Salestrading, Merrill, Lynch & Co. (1998-2004, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2024).	174

Name (Birth Year)	Current Position(s) with JHVIT[1]	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee/Nominee

Christine L. Hurtsellers (1963)	Nominee for Trustee	Director, Investment Committee Chair, Chariot Re (since 2025); Board Counselor, UNICEF USA (since 2018); Board Counselor, The Carter Center (since 2010); Voya Financial, Inc., Chief Executive Officer, Voya Investment Management (2016-2024), Chief Investment Officer, Fixed Income (2009-2016); Member, Board Governor, Investment Company Institute (2019-2024); Director, Pomona Capital, (2018-2024); Former Member, US Treasury Borrowing Advisory Committee, (2014-2022).	174

Kenneth J. Phelan (1959)	Nominee for Trustee	Director, Audit, Finance & Social Responsibility Committees member, Adtalem Global Education Inc. (since 2020); Director, Risk Oversight Chair, Executive, Human Resources & Compensation Committees member, Huntington Bancshares Incorporated (since 2019); Senior Advisor, Oliver Wyman, Inc. (since 2019); Chief Risk Officer, U.S. Department of the Treasury (2014-2019).	174

(1)

Because the Trust is not required to and does not hold regular annual shareholder meetings, each Trustee holds office for an indefinite term until his or her successor is duly elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed from the Trust (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding shares of the Trust.

Correspondence intended for any of the Trustees may be sent to the attention of the individual Trustee or to the Board at 200 Berkeley Street, Boston, Massachusetts 02116. All communications addressed to the Board or individual Trustees will be logged and sent to the Board or individual Trustee.

Information Concerning Other Trustees

The following table sets forth information concerning the Trustees of the Trust who are not standing for election at the Meeting. One of these Trustees is Non-Independent Trustees and eight of these Trustees are Independent Trustees. The address of each Trustee who is not a Nominee is 200 Berkeley Street, Boston, Massachusetts 02116.

Trustees Not Standing For Election

Non-Independent Trustees Who are Not Nominees

Name (Birth Year)	Current Position(s) with JHVIT[1]	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee

Andrew G. Arnott[2] (1971)	Trustee (since 2017)

Global Head of Institutional for Manulife (since 2025); Global Head of Retail for Manulife (2022-2025); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (2018-2022); Director and Chairman, John Hancock Investment Management LLC (2005-2023, including prior positions); Director and Chairman, John Hancock Variable Trust Advisers LLC (2006-2023, including prior positions); Director and Chairman, John Hancock Investment Management Distributors LLC (2004-2023, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Trustee of various trusts within the John Hancock Fund Complex (since 2017).

178

(1)

Because the Trust is not required to and does not hold regular annual shareholder meetings, each Trustee holds office for an indefinite term until his or her successor is duly elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed from the Trust (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding shares of the Trust.
(2)	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.

Independent Trustees Who Are Not Nominees

Name (Birth Year)	Current Position(s) with JHVIT[1]	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee

James R. Boyle (1959)	Trustee (2005-2014, and since 2015)	Board Member, United of Omaha Life Insurance Company (since 2022); Board Member, Mutual of Omaha Investor Services, Inc. (since 2022); Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022); Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).	174

William H. Cunningham (1944)	Trustee (since 2012)	Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Chairman of the Board, Nuclein (since 2020); Director, Southwest Airlines (since 2000-2024). Trustee of various trusts within the John Hancock Fund Complex (since 1986).	178

Noni L. Ellison (1971)	Trustee (since 2022)	Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance	174

Name (Birth Year)	Current Position(s) with JHVIT[1]	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee

Officer & Corporate Secretary, Carestream Dental, L.L.C. (2017-2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015-2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)-2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021-2023); Board Member, Congressional Black Caucus Foundation (since 2024).

Trustee of various trusts within the John Hancock Fund Complex (since 2022).

Grace K. Fey (1946)	Trustee (since 2008)	Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).	181

Dean C. Garfield (1968)	Trustee (since 2022)	Senior Vice-President, TKO Group (a premier sports and live entertainment company) (since 2025); Vice President, Netflix, Inc. (2019–2024); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington,	174

Name (Birth Year)	Current Position(s) with JHVIT[1]	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
		D.C. (2012–2017); Advisory Board Member of the Block Center for Technology and Society (since 2019). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

Deborah C. Jackson (1952)	Trustee (since 2012) and Vice Chairperson of the Board (since 2025)

President, Cambridge College, Cambridge, Massachusetts (2011-2023); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018–2020); Board of Directors, National Association of Corporate Directors/New England (2015–2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).

Trustee (since 2008) and Vice Chairperson of the Board (since 2025) of various trusts within the John Hancock Fund Complex.

			177

Hassell H. McClellan (1945)	Trustee (since 2005) and Chairperson of the Board (since 2017)	Trustee of Berklee College of Music (since 2022); Director/Trustee, Virtus Funds (2008–2020); Director, The Barnes Group (2010–2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.	181

Name (Birth Year)	Current Position(s) with JHVIT[1]	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee

Frances G. Rathke (1960)	Trustee (since 2020)	Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003–retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).	174

(1)

Because the Trust is not required to and does not hold regular annual shareholder meetings, each Trustee holds office for an indefinite term until his or her successor is duly elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed from the Trust (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding shares of the Trust.

Principal Officers Who Are Not Trustees or Nominees

The following table presents information regarding the current principal officers of JHVIT who are neither current Trustees nor Nominees, including their principal occupations which, unless specific dates are shown, are of at least five years’ duration. Each of the officers is an affiliated person of the Advisor. Each such officer’s business address is 200 Berkeley Street, Boston, Massachusetts 02116.

Name (Birth Year)	Positions With JHVIT[1]	Principal Occupation(s) During the Past 5 Years

Fernando A. Silva (1977)	Chief Financial Officer (Principal Financial Officer and Principal Accounting

Director, Fund Administration and Assistant Treasurer, John Hancock Funds (2016-2020); Assistant Treasurer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Assistant Vice President, John Hancock Life & Health Insurance Company, John Hancock Life Insurance

Name (Birth Year)	Positions With JHVIT[1]	Principal Occupation(s) During the Past 5 Years
Officer) (since 2024)

Company (U.S.A.) and John Hancock Life Insurance Company of New York (since 2021); Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer) of various trusts within the John Hancock Fund Complex (since 2024).

Salvatore Schiavone (1965)	Treasurer (since 2012)	Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Christopher (Kit) Sechler (1973)	Secretary and Chief Legal Officer (since 2018)	Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John
Hancock Fund Complex (since 2009, including prior positions).

Trevor Swanberg (1979)	Chief Compliance Officer (since 2020)	Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
(1)	Each officer holds office for an indefinite term until his or her successor is duly elected and qualified or until her or she dies, retires, resigns, is removed or becomes disqualified.

Currently, the President, Treasurer and Secretary of JHVIT are furnished to JHVIT pursuant to the Advisory Agreement and receive no compensation from JHVIT. These officers spend only a portion of their time on the affairs of JHVIT.

Additional Information about the Trustees and Nominees

In addition to the description of each Trustee’s or Nominee’s Principal Occupation(s) and Other Directorships set forth above, the following provides further information about each Trustee’s and Nominee’s specific experience, qualifications, attributes or skills with respect to the Trust. The information in this section should not be understood to mean that any of the Trustees or Nominees is an “expert” within the meaning of the federal securities laws.

The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Trustee or Nominee represent a diversity of experiences and a variety of complementary skills and expertise. Each Trustee and Nominee has experience as a board member. Ms. Feinberg and Messrs. Bacic and Wright have experience as Trustees of John Hancock funds. Ms. Hurtsellers and Mr. Phelan each have experience serving on the boards of companies in the financial services industry. It is the Trustees’ belief that these experiences will allow the Board, as a whole, to oversee the business of the Funds and the other funds in the John Hancock Fund Complex in a manner consistent with the best interests of the Funds’ shareholders. When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Trustees.

Independent Trustees Standing for Election and Nominees

William K. Bacic – As a retired Certified Public Accountant, Mr. Bacic served as New England Managing Partner of a major independent registered public accounting firm, as well as a member of its U.S. Executive Committee, and has deep financial and accounting expertise. He served as the lead partner on the firm’s largest financial services companies, primarily focused on the investment management industry and mutual funds. He also has expertise in corporate governance and regulatory matters as well as prior experience serving as a board member and audit committee chair of a large global asset management company.

Thomas R. Wright – As a retired Chief Operating Officer of a significant capital markets firm and a former Director of Equities and Executive Committee Member, Mr. Wright has deep executive, investment banking, portfolio management, securities brokerage, and equity research expertise. Mr. Wright has also served as the Global Head of Trading and Head of European Equity Trading and Salestrading at an investment bank and asset manager and has substantial securities industry and international trading and markets expertise.

Christine L. Hurtsellers – As the former Chief Executive Officer and Chief Investment Officer, Fixed Income, of Voya Investment Management and a former member of the Board of Governors of the Investment Company Institute Ms. Hurtsellers brings deep leadership, risk management, corporate strategy, operations, and regulatory expertise in the investment management, financial services, and capital markets industries. She also brings strong board leadership experience in her roles as a director of a life and annuity reinsurance business and a number of large non-profits.

Kenneth J. Phelan – Through his role as a director of a bank holding company and a public company and through his former roles as chief risk officer of the U.S. Department of the Treasury and various financial institutions, Mr. Phelan brings a strong background in risk management and oversight, legal and regulatory compliance, and corporate strategy, as well as leadership and operational experience in investment management, banking and capital markets. He also brings strong board leadership experience, including through challenging market environments.

Independent Trustees Not Standing for Election

James R. Boyle – Mr. Boyle has high-level executive, financial, operational, governance, regulatory and leadership experience in the financial services industry, including in the development and management of registered investment companies, variable annuities, retirement and insurance products. Mr. Boyle is the former President and CEO of a large international fraternal life insurance company and is the former President and CEO of multi-line life insurance and financial services companies. Mr. Boyle began his career as a Certified Public Accountant with Coopers & Lybrand.

William H. Cunningham – Mr. Cunningham has management and operational oversight experience as a former Chancellor and President of a major university. Mr. Cunningham regularly teaches a graduate course in corporate governance at the law school and at the Red McCombs School of Business at The University of Texas at Austin. He also has oversight and corporate governance experience as a current and former director of a number of operating companies, including an insurance company.

Noni L. Ellison – As a senior vice president, general counsel, and corporate secretary with over 25 years of executive leadership experience, Ms. Ellison has extensive management and business expertise in legal, regulatory, compliance, operational, quality assurance, international, finance and governance matters.

Grace K. Fey – Ms. Fey has significant governance, financial services, and asset management industry expertise based on her extensive non-profit board experience, as well as her experience as a consultant to non-profit and corporate boards, and as a former director and executive of an investment management firm.

Dean C. Garfield – As a former president and chief executive officer of a leading industry organization and current Senior Vice-President of a leading international sports and live entertainment company, Mr. Garfield has significant and diverse global executive operational, governance, regulatory, and leadership experience. He also has experience as a leader overseeing and implementing global public policy matters including strategic initiatives.

Deborah C. Jackson – Ms. Jackson has leadership, governance, management, and operational oversight experience as the lead director of a large bank, former president of a college, and as the former chief executive officer of a major charitable organization. She also has expertise in financial services matters and oversight and corporate governance experience as a current and former director of various other corporate organizations, including an insurance company, a regional stock exchange, a telemedicine company, and non-profit entities.

Hassell H. McClellan – As a former professor of finance and policy in the graduate management department of a major university, a director of a public company, and as a former director of several privately held companies, Dr. McClellan has experience in corporate and financial matters. He also has experience as a director of other investment companies not affiliated with the Trust.

Frances G. Rathke – Through her former positions in senior financial roles, as a former Certified Public Accountant, and as a consultant on strategic and financial matters, Ms. Rathke has experience as a leader overseeing, conceiving, implementing, and analyzing strategic and financial growth plans, and financial statements. Ms. Rathke also has experience in the auditing of financial statements and related materials. In addition, she has experience as a director of various organizations, including a publicly traded company and a non-profit entity.

Non-Independent Trustee Standing for Election

Kristie M. Feinberg – As President and CEO of John Hancock Investment Management and of various trusts within the John Hancock Fund Complex, and through prior leadership roles at Manulife Investment Management including Head of Wealth & Asset Management, U.S. and Europe and CFO and Global Head of Strategy, Ms. Feinberg brings deep expertise in financial services. Her strong background in finance, strategy, and leadership, along with a proven track record of expanding product offerings and distribution, enables her to provide strategic insight and management input to the Board.

Non-Independent Trustee Not Standing for Election

Andrew G. Arnott – As current and former President of various trusts within the John Hancock Fund Complex, through prior leadership roles including Global Head of Retail for Manulife, and as Trustee of the John Hancock Fund Complex, Mr. Arnott has experience in the management of investments, registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board.

Duties of Trustees; Committee Structure

JHVIT is organized as a Massachusetts business trust. Under JHVIT’s Declaration of Trust, the Trustees are responsible for managing the affairs of JHVIT, including the appointment of advisors and subadvisors. Each Trustee and Nominee has the experience, skills, attributes or qualifications described above (see “Principal Occupation(s) and Other Directorships” and “Additional Information About the Trustees and Nominees” above). The Board appoints officers who assist in managing the day-to-day affairs. The Board met five times during JHVIT’s last fiscal year ended December 31, 2024.

The Board has appointed an Independent Trustee as Chairperson. The Chairperson presides at meetings of the Trustees and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairperson participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also acts as a liaison with the Funds’ management, officers, attorneys, and other Trustees generally between meetings. The Chairperson may perform such other functions as may be requested by the Board from time to time. The Board also has designated a Vice Chairperson to serve in the absence of the Chairperson. Except for any duties specified in JHVIT’s Statement of Additional Information or pursuant to JHVIT’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of a Trustee as Chairperson or Vice Chairperson does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Board has designated a number of standing committees as further described below, each of which has a Chairperson. The Board also may designate working groups or ad hoc committees as it deems appropriate.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairperson to be integral to promoting effective independent oversight of the Funds’ operations and meaningful representation of the shareholders’ interests, given the specific characteristics and circumstances of the Funds. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. Nevertheless, the Board also believes that having interested persons serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, helpful elements in its decision-making process. In addition, the Board believes that Ms. Feinberg and Messrs. Arnott and Boyle, as current or former senior executives of the Advisor and the Distributor (or of their parent company, MFC), and of other affiliates of the Advisor and the Distributor, provide the Board with the perspective of the Advisor and the Distributor in managing and sponsoring all of the Trust’s series. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

Board Committees

The Board has established an Audit Committee; Compliance Committee; Contracts, Legal & Risk Committee; Nominating and Governance Committee; and Investment Committee. The current membership of each committee is set forth below.

Audit Committee. The Board has a standing Audit Committee composed solely of Independent Trustees (Messrs. Bacic and Cunningham and Ms. Rathke). Ms. Rathke serves as Chairperson of this Committee. Ms. Rathke and Mr. Bacic have each been designated by the Board as an “audit committee financial expert,” as defined in SEC rules. This Committee reviews the internal and external accounting and auditing procedures of the Trust and, among other things, considers the selection of an independent registered public accounting firm for the Trust, approves all significant services proposed to be performed by its independent registered public accounting firm and considers the possible effect of such services on its independence. This Committee met four times during the fiscal year ended December 31, 2024.

Compliance Committee. The Board also has a standing Compliance Committee (Ms. Fey, Mr. Garfield, and Ms. Jackson). Ms. Fey serves as Chairperson of this Committee. This Committee reviews and makes recommendations to the full Board regarding certain compliance matters relating to the Trust. This Committee met four times during the fiscal year ended December 31, 2024.

Contracts, Legal & Risk Committee. The Board also has a standing Contracts, Legal & Risk Committee (Mr. Boyle, Ms. Ellison, and Mr. Wright). Mr. Boyle serves as Chairperson of this Committee. This Committee oversees the initiation, operation, and renewal of the various contracts between the Trust and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. The Committee also reviews the significant legal affairs of the Funds, as well as any significant regulatory and legislative actions or proposals affecting or relating to the Funds or their service providers. The Committee also assists the Board in its oversight role with respect to the processes pursuant to which the Advisor and the subadvisors identify, manage and report the various risks that affect or could affect the Funds. This Committee met four times during the fiscal year ended December 31, 2024.

Nominating and Governance Committee. The Board also has a Nominating and Governance Committee composed of all of the Independent Trustees. Dr. McClellan serves as Chairperson of this Committee. This Committee will consider nominees recommended by Trust shareholders. Nominations should be forwarded to the attention of the Secretary of the Trust at 200 Berkeley Street, Boston, Massachusetts 02116. Any shareholder nomination must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in order to be considered by this Committee. This Committee met five times during the fiscal year ended December 31, 2024.

Investment Committee. The Board also has an Investment Committee composed of all of the Trustees. The Investment Committee has four subcommittees with the Trustees divided among the four subcommittees (each, an “Investment Sub-Committee”). Messrs. Boyle and Cunningham and Mses. Ellison and Jackson serve as Chairpersons of the Investment Sub-Committees. Each Investment Sub-Committee reviews investment matters relating to a particular group of funds in the John Hancock Fund Complex and coordinates with the full Board regarding investment matters. The Investment Committee met five times during the fiscal year ended December 31, 2024.

Shareholder nominations may be submitted to the Secretary of the Trust who will then forward the nominations to the Chairman of the Nominating and Governance Committee. Any shareholder nomination must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Exchange Act in order to be considered by the Nominating and Governance Committee. In evaluating a nominee recommended by a shareholder, the Nominating and Governance Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder’s candidate among the slate of its designated nominees, the candidate’s name will be placed on the Trust’s proxy card. If the Board determines not to include such candidate among its designated nominees, and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder’s candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the Trust’s proxy statement.

As noted in Exhibit A, while the re-nomination of existing Trustees will not be viewed as automatic, the Nominating and Governance Committee will generally favor the re-nomination of an existing Trustee rather than a new candidate if the re-nomination is consistent with the “Statement of Policy on Criteria for Selecting Independent Trustees” set forth in Annex A to Exhibit A. Consequently, while the Nominating and Governance Committee will consider nominees recommended by shareholders to serve as trustees, the Nominating and Governance Committee may only act upon such recommendations if there is a vacancy on the Board, or the Nominating and Governance Committee determines that the selection of a new or additional Trustee is in the best interests of the Trust. In the event that a vacancy arises or a change in the Board membership is determined to be advisable, the Nominating and Governance Committee will, in addition to any shareholder recommendations, consider candidates identified by other means as discussed in Exhibit A.

Annually, the Board evaluates its performance and that of its Committees, including the effectiveness of the Board’s Committee structure.

Risk Oversight

As registered investment companies, the Funds are subject to a variety of risks, including investment risks (such as, among others, market risk, credit risk and interest rate risk), financial risks (such as, among others, settlement risk, liquidity risk and valuation risk), compliance risks, and operational risks. As a part of its overall activities, the Board oversees the Funds’ risk management activities that are implemented by the Advisor, the Funds’ CCO and other service providers to the Funds. The Advisor has primary responsibility for the Funds’ risk management on a day-to-day basis as a part of its overall responsibilities. Each Fund’s subadvisor, subject to oversight of the Advisor, is primarily responsible for managing investment and financial risks as a part of its day-to-day investment responsibilities, as well as operational and compliance risks at its firm. The Advisor and the CCO also assist the Board in overseeing compliance with investment policies of the Funds and regulatory requirements and monitor the implementation of the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.

The Advisor identifies to the Board the risks that it believes may affect the Funds and develops processes and controls regarding such risks. However, risk management is a complex and dynamic undertaking and it is not always possible to comprehensively identify and/or mitigate all such risks at all times since risks are at times impacted by external events. In discharging its oversight responsibilities, the Board considers risk management issues throughout the year with the assistance of its various Committees as described below. Each Committee meets at least quarterly and presents reports to the Board, which may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board as a whole also reviews written reports or presentations on a variety of risk issues as needed and may discuss particular risks that are not addressed in the Committee process.

The Board has established an Investment Committee, which consists of four Investment Sub-Committees. Each Investment Sub-Committee assists the Board in overseeing the significant investment policies of the relevant Funds and the performance of their subadvisors. The Advisor monitors these policies and subadvisor activities and may recommend changes in connection with the Funds to each relevant Investment Sub-Committee in response to subadvisor requests or other circumstances. On at least a quarterly basis, each Investment Sub-Committee reviews reports from the Advisor regarding the relevant Funds’ investment performance, which include information about investment and financial risks and how they are managed, and from the CCO or his/her designee regarding subadvisor compliance matters. In addition, each Investment Sub-Committee meets periodically with the portfolio managers of the Funds’ subadvisors to receive reports regarding management of the Funds, including with respect to risk management processes.

The Audit Committee assists the Board in reviewing with the independent auditors, at various times throughout the year, matters relating to the Funds’ financial reporting. In addition, this Committee oversees the process of each Fund’s valuation of its portfolio securities, assisted by the Advisor’s Pricing Committee (composed of officers of the Advisor), which calculates fair value determinations pursuant to procedures established by the Advisor and adopted by the Board.

With respect to valuation, the Advisor provides periodic reports to the Board and Investment Committee that enables the Board to oversee the Advisor, as each Fund’s valuation designee, in assessing, managing and reviewing material risks associated with fair valuation determinations, including material conflicts of interest. In addition, the Board reviews the Advisor’s performance of an annual valuation risk assessment under which the Advisor seeks to identify and enumerate material valuation risks which are or may be impactful to the Funds including, but not limited to (1) the types of investments held (or intended to be held) by the Funds, giving consideration to those investments’ characteristics; (2) potential market or sector shocks or dislocations which may affect the ongoing valuation operations; (3) the extent to which each fair value methodology uses unobservable inputs; (4) the proportion of each Fund’s investments that are fair valued as determined in good faith, as well as their contributions to a Fund’s returns; (5) the use of fair value methodologies that rely on inputs from third-party service providers; and (6) the appropriateness and application of the methods for determining and calculating fair value. The Advisor reports any material changes to the risk assessment, along with appropriate actions designed to manage such risks, to the Board.

The Compliance Committee assists the Board in overseeing the activities of the Trust’s CCO with respect to the compliance programs of the Funds, the Advisor, the subadvisors, and certain of the Funds’ other service providers (the Distributor and transfer agent). This Committee and the Board receive and consider periodic reports from the CCO throughout the year, including the CCO’s annual written report, which, among other things, summarizes material compliance issues that arose during the previous year and any remedial action taken to address these issues, as well as any material changes to the compliance programs.

The Contracts, Legal & Risk Committee assists the Board in its oversight role with respect to the processes pursuant to which the Advisor and the subadvisors identify, assess, manage and report the various risks that affect or could affect the Funds. This Committee reviews reports from the Funds’ Advisor on a periodic basis regarding the risks facing the Funds, and makes recommendations to the Board concerning risks and risk oversight matters as the Committee deems appropriate. This Committee also coordinates with the other Board Committees regarding risks relevant to the other Committees, as appropriate.

The Board considers liquidity risk management issues as part of its general oversight responsibilities and oversees the Trust’s liquidity risk through, among other things, receiving periodic reporting and presentations that address liquidity matters. As required by rule 22e-4 under the 1940 Act, the Board, including a majority of the Independent Trustees, has approved the Trust’s Liquidity Risk Management Program (the “LRM Program”), which is reasonably designed to assess and manage the Trust’s liquidity risk, and has appointed the LRM Program Administrator that is responsible for administering the LRM Program. The Board receives liquidity risk management reports under the Funds’ LRM Program and reviews, no less frequently than annually, a written report prepared by the LRM Program Administrator that addresses, among other items, the operation of the LRM Program and assesses its adequacy and effectiveness of implementation as well as any material changes to the LRM Program.

As required by rule 18f-4 under the 1940 Act, Funds that engage in derivatives transactions, other than limited derivatives users, generally must adopt and implement written derivatives risk management program (the “Derivatives Risk Management Program”), that is reasonably designed to manage the Funds’ derivatives risks, while taking into account the Funds’ derivatives and other investments. This program includes risk guidelines, stress testing, internal reporting and escalation and periodic review of the program. To the extent that the Funds invest in derivatives, on a quarterly and annual, the Advisor will provide the Board with written reports that address the operation, adequacy and effectiveness of the Funds’ Derivatives Risk Management Program, which is generally designed to assess and manage derivatives risk.

In addressing issues regarding the Funds’ risk management between meetings, appropriate representatives of the Advisor communicate with the Chairperson of the Board, the relevant Committee Chair, or the Trust’s CCO, who is directly accountable to the Board. As appropriate, the Chairperson of the Board, the Committee Chairs and the Trustees confer among themselves, with the Trust’s CCO, the Advisor, other service providers, external fund counsel, and counsel to the Independent Trustees, to identify and review risk management issues that may be placed on the full Board’s agenda and/or that of an appropriate Committee for review and discussion.

In addition, in its annual review of the Funds’ advisory, subadvisory and distribution agreements, the Board reviews information provided by the Advisor, the subadvisors, and the Distributor relating to their operational capabilities, financial condition, risk management processes and resources.

The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

The Advisor also has its own, independent interest in risk management. In this regard, the Advisor has appointed a Risk and Investment Operations Committee, consisting of senior personnel from each of the Advisor’s functional departments. This Committee reports periodically to the Board and the Contracts, Legal & Risk Committee on risk management matters. The Advisor’s risk management program is part of the overall risk management program of John Hancock, the Advisor’s parent company. John Hancock’s Chief Risk Officer supports the Advisor’s risk management program, and at the Board’s request will report on risk management matters.

Compensation of Trustees

The Trust pays fees to its Independent Trustees. Trustees are reimbursed for travel and other out-of-pocket expenses. The following tables show the compensation paid to each

Independent Trustee for his or her service as a Trustee for the most recent fiscal year-ended December 31, 2024. Each Independent Trustee receives in the aggregate from the Trust and the other open-end funds in the John Hancock Fund Complex an annual retainer of $311,520, a fee of $23,795.20 for each regular meeting of the Trustees (in person or via videoconference or teleconference) and a fee of $5,000 for each special meeting of the Trustees (in person or via videoconference or teleconference). The Chairperson of the Board receives an additional retainer of $221,728. The Vice Chairperson of the Board receives an additional retainer of $20,000. The Chairperson of each of the Audit Committee, Compliance Committee, and Contracts, Legal & Risk Committee receives an additional $40,000 retainer. The Chairperson of each Investment Sub-Committee receives an additional $20,000 retainer.

The following table provides information regarding the compensation paid by the Trust and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services during the fiscal year ended December 31, 2024. In these tables, the amount shown for each of Ms. Hurtsellers and Mr. Phelan is “None” since each of these individuals is proposed to be elected to the Board of the Trust. JHVIT does not have a pension, retirement or deferred compensation plan for any of its Trustees or officers.

Compensation for Fiscal Year Ended December 31, 2024

Independent Trustees	Aggregate Compensation from the Trust - December 31 Fiscal Year End Funds	Total Compensation from John Hancock Fund Complex[1]

William K. Bacic[2]	$50,521	$214,760

James R. Boyle	$123,079	$512,400

William H. Cunningham	$112,798	$547,400

Noni L. Ellison	$107,517	$452,400

Grace K. Fey	$124,690	$679,900

Dean C. Garfield	$107,512	$452,400

Deborah C. Jackson	$112,798	$559,900

Hassell H. McClellan	$163,857	$860,100

Steven R. Pruchansky[3]	$112,798	$472,400

Frances G. Rathke	$123,448	$512,400

Gregory A. Russo[4]	$51,466	$220,500

Thomas R. Wright[2]	$50,521	$214,760

Christine L. Hurtsellers	None	None

Kenneth J. Phelan	None	None

(1)	There were approximately 187 series in the John Hancock Fund Complex as of December 31, 2024.
(2)	Appointed to serve as Trustee effective August 1, 2024.
(3)	Mr. Pruchansky retired as Trustee effective December 31, 2024.
(4)	Mr. Russo retired as Trustee effective August 1, 2024.

Trustee Ownership of Shares of the Funds

The table below sets forth the dollar range of the value of the shares of each Fund, and the dollar range of the aggregate value of the shares of all funds in the John Hancock Fund Complex overseen by a Trustee, owned beneficially by the Trustees as of December 31, 2024. The table lists only those Funds in which one or more Trustees own shares. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest. Trustees may not own shares of the Funds directly; they may own shares beneficially through variable insurance contracts. Exact dollar amounts of securities held are not listed in the table. Rather, dollar ranges are identified.

Fund/Trustee	Arnott	Bacic	Boyle	Cunningham	Ellison	Feinberg[1]	Fey

500 Index Trust	$1 - $10,000	None	None	None	None	N/A	None

Active Bond Trust	None	None	None	None	None	N/A	None

American Asset Allocation Trust	None	None	None	None	None	N/A	None

American Global Growth Trust	None	None	None	None	None	N/A	None

American Growth Trust	None	None	None	None	None	N/A	None

American Growth-Income Trust	None	None	None	None	None	N/A	None

American International Trust	None	None	None	None	None	N/A	None

Blue Chip Growth Trust	None	None	None	None	None	N/A	None

Capital Appreciation Trust	None	None	None	None	None	N/A	None

Capital Appreciation Value Trust	None	None	None	None	None	N/A	None

Fund/Trustee	Arnott	Bacic	Boyle	Cunningham	Ellison	Feinberg[1]	Fey

Core Bond Trust	None	None	None	None	None	N/A	None

Disciplined Value Emerging Markets Equity Trust	$10,001 - $50,000	None	None	None	None	N/A	None

Disciplined Value International Trust	None	None	None	None	None	N/A	None

Equity Income Trust	None	None	None	None	None	N/A	None

Financial Industries Trust	None	None	None	None	None	N/A	None

Fundamental All Cap Core Trust	None	None	None	None	None	N/A	None

Fundamental Large Cap Value Trust	None	None	None	None	None	N/A	None

Global Equity Trust	None	None	None	None	None	N/A	None

Health Sciences Trust	None	None	None	None	None	N/A	None

High Yield Trust	None	None	None	None	None	N/A	None

International Equity Index Trust	$1 - $10,000	None	None	None	None	N/A	None

International Small Company Trust	None	None	None	None	None	N/A	None

Investment Quality Bond Trust	None	None	None	None	None	N/A	None

Lifestyle Balanced Portfolio	None	None	None	None	None	N/A	$50,001 - $100,000

Fund/Trustee	Arnott	Bacic	Boyle	Cunningham	Ellison	Feinberg[1]	Fey

Lifestyle Conservative Portfolio	None	None	None	None	None	N/A	None

Lifestyle Growth Portfolio	None	None	Over $100,000	Over $100,000	None	N/A	None

Lifestyle Moderate Portfolio	None	None	None	None	None	N/A	None

Managed Volatility Balanced Portfolio	None	None	None	None	None	N/A	None

Managed Volatility Conservative Portfolio	None	None	None	None	None	N/A	None
Managed Volatility Growth Portfolio	None	None	None	None	None	N/A	None
Managed Volatility Moderate Portfolio	None	None	None	None	None	N/A	None
Mid Cap Growth Trust	None	None	None	None	None	N/A	None
Mid Cap Index Trust	None	None	None	None	None	N/A	None
Mid Value Trust	None	None	None	None	None	N/A	None
Money Market Trust	None	None	None	None	None	N/A	None
Opportunistic Fixed Income Trust	None	None	None	None	None	N/A	None
Real Estate Securities Trust	None	None	None	None	None	N/A	None
Science & Technology Trust	None	None	None	None	None	N/A	None

Fund/Trustee	Arnott	Bacic	Boyle	Cunningham	Ellison	Feinberg[1]	Fey
Select Bond Trust	None	None	None	None	None	N/A	None
Short Term Government Income Trust	None	None	None	None	None	N/A	None
Small Cap Core Trust (formerly Small Cap Value Trust)	None	None	None	None	None	N/A	None
Small Cap Index Trust	$10,001 - $50,000	None	None	None	None	N/A	None
Small Cap Opportunities Trust	None	None	None	None	None	N/A	None
Small Cap Stock Trust	None	None	None	None	None	N/A	None
Small Company Value Trust	None	None	None	None	None	N/A	None
Strategic Equity Allocation Trust	None	None	None	None	None	N/A	None
Strategic Income Opportunities Trust	None	None	None	None	None	N/A	None
Total Bond Market Trust	None	None	None	None	None	N/A	None
Total Stock Market Index Trust	None	None	None	None	None	N/A	None
Ultra Short Term Bond Trust	None	None	None	None	None	N/A	None
Total - John Hancock Funds Complex	Over $100,000	None	Over $100,000	Over $100,000	None	N/A	Over $100,000

Fund/Trustee	Garfield	Jackson	McClellan	Rathke	Wright	Ms. Hurtsellers	Mr. Phelan

500 Index Trust	None	None	None	None	None	N/A	N/A

Active Bond Trust	None	None	None	None	None	N/A	N/A

American Asset Allocation Trust	None	None	None	None	None	N/A	N/A

American Global Growth Trust	None	None	None	None	None	N/A	N/A

American Growth Trust	None	None	None	None	None	N/A	N/A

American Growth-Income Trust	None	None	None	None	None	N/A	N/A

American International Trust	None	None	None	None	None	N/A	N/A

Blue Chip Growth Trust	None	None	None	None	None	N/A	N/A

Capital Appreciation Trust	None	None	None	None	None	N/A	N/A

Capital Appreciation Value Trust	None	None	None	None	None	N/A	N/A

Core Bond Trust	None	None	None	None	None	N/A	N/A

Disciplined Value Emerging Markets Equity Trust	None	None	None	None	None	N/A	N/A

Disciplined Value International Trust	None	None	None	None	None	N/A	N/A

Equity Income Trust	None	None	None	None	None	N/A	N/A

Financial Industries Trust	None	None	$10,001 - $50,000	None	None	N/A	N/A

Fundamental All Cap Core Trust	None	None	None	None	None	N/A	N/A

Fundamental Large Cap Value Trust	None	None	None	None	None	N/A	N/A

Fund/Trustee	Garfield	Jackson	McClellan	Rathke	Wright	Ms. Hurtsellers	Mr. Phelan

Global Equity Trust	None	None	$10,001 - $50,000	None	None	N/A	N/A

Health Sciences Trust	None	None	None	None	None	N/A	N/A

High Yield Trust	None	None	None	None	None	N/A	N/A

International Equity Index Trust	None	None	None	None	None	N/A	N/A

International Small Company Trust	None	None	None	None	None	N/A	N/A

Investment Quality Bond Trust	None	None	None	None	None	N/A	N/A

Lifestyle Balanced Portfolio	None	None	None	None	None	N/A	N/A

Lifestyle Conservative Portfolio	None	None	None	None	None	N/A	N/A

Lifestyle Growth Portfolio	None	None	None	None	None	N/A	N/A

Lifestyle Moderate Portfolio	None	None	None	None	None	N/A	N/A

Managed Volatility Balanced Portfolio	None	None	None	None	None	N/A	N/A

Managed Volatility Conservative Portfolio	None	None	None	None	None	N/A	N/A

Managed Volatility Growth Portfolio	None	None	$10,001 - $50,000	None	None	N/A	N/A

Managed Volatility Moderate Portfolio	None	None	None	None	None	N/A	N/A

Mid Cap Growth Trust	None	None	None	None	None	N/A	N/A

Mid Cap Index Trust	None	None	None	None	None	N/A	N/A

Mid Value Trust	None	None	None	None	None	N/A	N/A

Fund/Trustee	Garfield	Jackson	McClellan	Rathke	Wright	Ms. Hurtsellers	Mr. Phelan

Money Market Trust	None	None	None	None	None	N/A	N/A

Opportunistic Fixed Income Trust	None	None	None	None	None	N/A	N/A

Real Estate Securities Trust	None	None	None	None	None	N/A	N/A

Science & Technology Trust	None	None	None	None	None	N/A	N/A

Select Bond Trust	None	None	None	None	None	N/A	N/A

Short Term Government Income Trust	None	None	None	None	None	N/A	N/A

Small Cap Core Trust (formerly Small Cap Value Trust)	None	None	None	None	None	N/A	N/A

Small Cap Index Trust	None	None	None	None	None	N/A	N/A

Small Cap Opportunities Trust	None	None	None	None	None	N/A	N/A

Small Cap Stock Trust	None	None	None	None	None	N/A	N/A

Small Company Value Trust	None	None	$10,001 - $50,000	None	None	N/A	N/A

Strategic Equity Allocation Trust	None	None	None	None	None	N/A	N/A

Strategic Income Opportunities Trust	None	None	None	None	None	N/A	N/A

Total Bond Market Trust	None	None	None	None	None	N/A	N/A

Total Stock Market Index Trust	None	None	None	None	None	N/A	N/A

Ultra Short Term Bond Trust	None	None	None	None	None	N/A	N/A

Total - John Hancock Funds Complex	None	Over $100,000	Over $100,000	$10,001 - $50,000	None	N/A	N/A

1 Ms. Feinberg was appointed Trustee effective June 30, 2025.

Material Relationships of the Independent Trustees

As of December 31, 2024, none of the Independent Trustees, nor any immediate family member, owned shares of the Advisor or a principal underwriter of the Funds, nor does any such person own shares of a company controlling, controlled by or under common control with the Advisor or a principal underwriter of the Funds.

There have been no transactions by the Funds since the beginning of the Funds’ last two fiscal years, nor are there any transactions currently proposed in which the amount exceeds $120,000, and in which any Independent Trustee of the Funds or any immediate family members has or will have a direct or indirect material interest, nor have any of the foregoing persons been indebted to the Funds in an amount in excess of $120,000 at any time since that date.

No Independent Trustee, nor any immediate family member, has had in the past five years, any direct or indirect interest, the value of which exceeds $120,000, in the Advisor, a principal underwriter of the Funds or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Advisor or principal underwriter of the Funds. Moreover, no Independent Trustee or his or her immediate family member has, or has had in the last two fiscal years of the Funds, any direct or indirect relationships or material interest in any transaction or in any currently proposed transaction, in which the amount involved exceeds $120,000, in which the following persons were or are a party: the Funds, an officer of the Trust, any investment company sharing the same investment advisor or principal underwriter as the Funds or any officer of such a company, any investment advisor or principal underwriter of the Funds or any officer of such a party, any person directly or indirectly controlling, controlled by or under common control with the investment advisor or principal underwriter of the Funds, or any officer of such a person.

Within the last two completed fiscal years of the Funds, no officer of any investment advisor or principal underwriter of the Funds or of any person directly or indirectly controlling, controlled by or under common control with, the investment advisor or principal underwriter of the Funds, has served as a director on a board of a company where any of the Independent Trustees or Nominees, or immediate family members of such persons, has served as an officer.

Legal Proceedings

To the best of our knowledge, there are no material pending legal proceedings to which any Trustee or affiliated person is a party adverse to the Funds or any of their affiliated persons or has a material interest adverse to the Funds or any of their affiliated persons. In addition, to the best of our knowledge, there have been no legal proceedings that are material to an evaluation of the ability or integrity of any Trustee or executive officer of the Funds within the past five years.

Required Vote

Shareholders of record and variable insurance and annuity contract owners eligible to give voting instructions at the Record Date will be entitled to vote at the Meeting or any adjournment of the Meeting. The holders of 30% of the outstanding shares of the Trust at the close of business on that date present in person or by proxy will constitute a quorum for the Meeting. For the Proposal, Trustees are elected by a plurality of the votes cast by holders of shares of JHVIT present in person or represented by proxy at the Meeting. A vote of a “plurality” of shares means that a Nominee would only need to receive more “yes” votes than a competing candidate to be elected to the Board. Since each Nominee is running unopposed, each Nominee effectively needs only one vote to be elected if a quorum is present at the Meeting.

The Board, including all the Independent Trustees, recommends that shareholders of JHVIT vote “FOR” all of the nominees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of PricewaterhouseCoopers LLP (“PwC”), 101 Seaport Boulevard, Suite 500, Boston, Massachusetts 02116, has been selected as the independent registered public accounting firm for JHVIT for the fiscal year ending December 31, 2024 and has served as such for the prior fiscal year.

The independent registered public accounting firm examines annual financial statements for JHVIT, reviews regulatory filings that include those financial statements and provides other audit-related, non-audit, and tax-related services to JHVIT. Representatives of PwC are not expected to be present at the Meeting but have been given the opportunity to make a statement, if they so desire, and will be available should any matter arise requiring their participation.

Audit Fees. These fees represent aggregate fees billed for fiscal years ended December 31, 2023 and December 31, 2024 (the “Reporting Periods”) for professional services rendered by PwC for the audits of each Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filing or engagements for such period. These services include the audits of the financial statements of JHVIT, issuance of consents, income tax provision procedures and assistance with review of documents filed with the SEC.

Audit-Related Fees. These fees represent the aggregate fees billed for the Reporting Periods for assurance and related services by PwC that are reasonably related to the performance of the audit of each Fund’s financial statements and are not reported under “Audit Fees,” below. Such fees relate to professional services rendered by PwC for separate audit reports in connection with Rule 17f-2 (under the 1940 Act) security counts and fund merger audit services.

Tax Fees. These fees represent aggregate fees billed for the Reporting Periods for professional services rendered by PwC for tax compliance, tax advice and tax planning. The tax services provided by PwC related to the review of each Fund’s federal and state income tax returns, excise tax calculations and returns and a review of each Fund’s calculations of capital gain and income distributions.

All Other Fees. These fees for the Reporting Periods relate to products and services provided by PwC other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” above.

Fees Paid to PwC for the Last Two Fiscal Years Ended December 31

	Audit Fees		Audit Related Fees		Tax Fees		All Other Fees
Fund	2023	2024	2023	2024	2023	2024	2023	2024

500 Index Trust	$32,696	$34,177	$12	$0	$4,254	$4,382	$369	$0

Active Bond Trust	$50,777	$52,800	$12	$0	$4,254	$4,382	$369	$0

	Audit Fees		Audit Related Fees		Tax Fees		All Other Fees
Fund	2023	2024	2023	2024	2023	2024	2023	2024

American Asset Allocation Trust	$17,334	$18,354	$12	$0	$0	$6,090	$369	$0

American Global Growth Trust	$17,334	$18,354	$12	$0	$0	$6,090	$369	$0

American Growth Trust	$17,334	$18,354	$12	$0	$0	$6,090	$369	$0

American Growth-Income Trust	$17,334	$18,354	$12	$0	$0	$6,090	$369	$0

American International Trust	$17,334	$18,354	$12	$0	$0	$6,090	$369	$0

Blue Chip Growth Trust	$29,914	$31,311	$12	$0	$4,254	$5,957	$369	$0

Capital Appreciation Value Trust	$33,847	$35,363	$12	$0	$0	$0	$369	$0

Core Bond Trust	$55,780	$57,953	$12	$0	$0	$4,382	$369	$0

Disciplined Emerging Markets Equity Trust	$43,959	$45,725	$12	$0	$4,254	$4,382	$369	$0

Disciplined Value International Trust	$36,235	$37,822	$12	$0	$0	$5,027	$369	$0

Equity Income Trust	$30,034	$31,435	$12	$0	$0	$0	$369	$0

Financial Industries Trust	$29,777	$31,170	$12	$0	$4,254	$4,382	$369	$0

Fundamental All Cap Core Trust	$29,777	$31,170	$12	$0	$4,254	$4,382	$369	$0

Fundamental Large Cap Value Trust	$29,777	$31,170	$12	$0	$4,254	$4,382	$369	$0

Global Equity Trust	$36,731	$38,333	$12	$0	$0	$4,382	$369	$0

Health Sciences Trust	$44,418	$46,251	$12	$0	$0	$0	$369	$0

High Yield Trust	$67,854	$70,389	$12	$0	$4,254	$4,382	$369	$0

International Equity Index Trust	$41,083	$42,782	$12	$0	$4,881	$5,027	$369	$0

International Small Company Trust	$44,037	$45,805	$12	$0	$4,881	$5,027	$369	$0

Investment Quality Bond Trust	$74,343	$77,073	$12	$0	$0	$0	$369	$0

Lifestyle Balanced Portfolio	$26,126	$0	$6,777	$0	$0	$0	$369	$0

	Audit Fees		Audit Related Fees		Tax Fees		All Other Fees
Fund	2023	2024	2023	2024	2023	2024	2023	2024

Lifestyle Conservative Portfolio	$26,126	$27,409	$6,777	$6,968	$0	$6,090	$369	$0

Lifestyle Growth Portfolio	$26,126	$27,409	$6,777	$6,968	$0	$6,090	$369	$0

Lifestyle Moderate Portfolio	$26,126	$27,409	$6,777	$6,968	$0	$6,090	$369	$0

Managed Volatility Balanced Portfolio	$22,095	$23,258	$6,777	$6,968	$0	$6,090	$369	$0

Managed Volatility Conservative Portfolio	$22,095	$23,258	$6,777	$6,968	$0	$6,090	$369	$0

Managed Volatility Growth Portfolio	$22,095	$23,258	$6,777	$6,968	$0	$6,090	$369	$0

Managed Volatility Moderate Portfolio	$22,095	$23,258	$6,777	$6,968	$0	$6,090	$369	$0

Mid Cap Growth Trust	$48,104	$50,047	$12	$0	$4,254	$4,382	$369	$0

Mid Cap Index Trust	$29,777	$31,170	$12	$0	$0	$4,382	$369	$0

Mid Value Trust	$31,189	$32,625	$12	$0	$4,254	$4,382	$369	$0

Money Market Trust	$28,338	$29,688	$12	$0	$0	$3,263	$369	$0

Opportunistic Fixed Income Trust	$92,868	$96,155	$12	$0	$0	$4,469	$369	$0

Real Estate Securities Trust	$29,952	$31,351	$12	$0	$4,254	$4,382	$369	$0

Science & Technology Trust	$38,250	$39,898	$12	$0	$4,254	$4,382	$369	$0

Select Bond Trust	$58,861	$61,126	$12	$0	$4,254	$4,382	$369	$0

Short Term Government Income Trust	$66,968	$69,477	$12	$0	$4,254	$4,382	$369	$0

Small Cap Core Trust (formerly Small Cap Value Trust)	$34,212	$35,738	$12	$0	$0	$0	$369	$0

Small Cap Index Trust	$29,777	$31,170	$12	$0	$4,254	$4,382	$369	$0

Small Cap Opportunities Trust	$29,777	$31,170	$12	$0	$0	$0	$369	$0

	Audit Fees		Audit Related Fees		Tax Fees		All Other Fees
Fund	2023	2024	2023	2024	2023	2024	2023	2024

Small Cap Stock Trust	$36,716	$38,318	$12	$0	$0	$0	$369	$0

Small Company Value Trust	$29,777	$31,170	$12	$0	$0	$0	$369	$0

Strategic Equity Allocation Trust	$52,050	$54,095	$12	$0	$4,881	$5,027	$369	$0

Strategic Income Opportunities Trust	$73,592	$76,276	$12	$0	$0	$4,469	$369	$0

Total Bond Market Trust	$46,360	$48,250	$12	$0	$0	$4,382	$369	$0

Total Stock Market Index Trust	$29,777	$31,170	$12	$0	$4,254	$4,382	$369	$0

U.S. Growth Trust (formerly Capital Appreciation Trust)	$30,243	$31,650	$12	$0	$0	$0	$369	$0

Ultra Short Term Bond Trust	$50,591	$52,608	$12	$0	$0	$4,382	$369	$0

John Hancock Fund Complex	$1,857,772	$1,910,910	$54,720	$48,776	$82,707	$198,986	$18,450	$0

The SEC’s auditor independence rules require the Audit Committee of the Board to pre-approve: (a) all audit and permissible non-audit services provided by JHVIT’s independent registered public accountants directly to JHVIT, and (b) those permissible non-audit services provided by JHVIT’s independent registered public accounting firm to the Advisor (not including any subadvisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to JHVIT (the “Affiliated Service Providers”), if the services relate directly to the operations and financial reporting of JHVIT. The Audit Committee has adopted policies and procedures regarding the pre-approval of audit and non-audit services by the Trust’s independent registered public accounting firm (“Auditor”). The procedures are designed to assure that these services do not impair the Auditor’s independence. The procedures also require the Audit Committee to pre-approve non-audit services provided by the Auditor to the Trust, the Advisor or any entity controlling, controlled by or under common control with the Advisor (an “Advisor Affiliate”) where such services provided have a direct impact on the operations or financial reporting of the Trust, as further assurance that such services do not impair the Auditor’s independence. The procedures follow two different approaches to pre-approving services: (1) proposed services may be pre-approved (“general pre-approval”); or (2) proposed services will require specific pre-approval (“specific pre-approval”). Unless a type of service provided by the Auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. The procedures describe the Audit, Audit-related, Tax and Other Non-Audit Services that have been pre-approved by the Audit Committee. The Audit Committee annually reviews these services and the amount of fees for each such service that have been pre-approved. The Audit Committee may delegate pre-approval authority to its chairperson or any other member or members.

During the last two fiscal years, PwC billed no fees that the Audit Committee was required to pre-approve pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The Audit Committee has considered whether the provision of non-audit services that were rendered to Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining independent auditor’s independence. The aggregate non-audit fees billed by PwC for services rendered to JHVIT and rendered to the Affiliated Service Providers for each of the last two fiscal years were:

December 31, 2023 — $1,174,050

December 31, 2024 — $669,418

OTHER MATTERS

The Board does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

JHVIT is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of JHVIT must be received by JHVIT a reasonable time before JHVIT’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

BY ORDER OF THE BOARD OF TRUSTEES

September 15, 2025

Boston, Massachusetts

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD(S) IN THE ENCLOSED ENVELOPE.

APPENDICES

PROXY STATEMENT OF

JOHN HANCOCK VARIABLE INSURANCE TRUST

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 12, 2025

Appendix A Appendix B	OutstandingShares and Share Ownership Proceduresfor the Selection of Independent Trustees

APPENDIX A

Outstanding Shares and Share Ownership

As of the Record Date, the number of votes eligible to be cast at the Meeting with respect to the Series I, Series II, Series III and NAV shares (as applicable) of each Fund, and the percentage ownership thereof by each Insurance Company and the “Fund of Funds” are set forth below:

Fund	Share Class	Number of Eligible Votes	Percentage of Shares held by JHLICO U.S.A	Percentage of Shares held by JHLICO New York	Percentage of Shares held by Fund of Funds*	Percentage of Shares held by External Insurance Company

500 Index Trust	I	119,212,946.002	93.72%	6.28%	0.00%	0.00%

500 Index Trust	II	1,392,950.981	78.02%	21.98%	0.00%	0.00%

500 Index Trust	NAV	53,777,846.975	98.00%	2.00%	0.00%	0.00%

Active Bond Trust	I	2,958,781.901	95.61%	4.39%	0.00%	0.00%

Active Bond Trust	II	11,623,921.913	84.44%	15.56%	0.00%	0.00%

Active Bond Trust	NAV	50,680,971.218	99.58%	0.42%	0.00%	0.00%

American Asset Allocation Trust	I	37,384,681.237	95.84%	4.16%	0.00%	0.00%

American Asset Allocation Trust	II	64,316,460.126	92.49%	7.51%	0.00%	0.00%

American Asset Allocation Trust	III	9,591,005.261	100.00%	0.00%	0.00%	0.00%

American Global Growth Trust	I	3,741,379.539	97.24%	2.76%	0.00%	0.00%

American Global Growth Trust	II	7,005,264.587	93.45%	6.55%	0.00%	0.00%

American Global Growth Trust	III	1,624,440.093	99.98%	0.02%	0.00%	0.00%

Fund	Share Class	Number of Eligible Votes	Percentage of Shares held by JHLICO U.S.A	Percentage of Shares held by JHLICO New York	Percentage of Shares held by Fund of Funds*	Percentage of Shares held by External Insurance Company

American Growth-Income Trust	I	19,217,101.470	96.37%	3.63%	0.00%	0.00%

American Growth-Income Trust	II	21,281,443.567	84.05%	15.95%	0.00%	0.00%

American Growth-Income Trust	III	8,865,864.774	99.74%	0.26%	0.00%	0.00%

American Growth Trust	I	19,021,672.598	97.17%	2.83%	0.00%	0.00%

American Growth Trust	II	28,543,989.195	86.70%	13.30%	0.00%	0.00%

American Growth Trust	III	4,395,323.004	99.59%	0.41%	0.00%	0.00%

American International Trust	I	8,330,128.174	97.29%	2.71%	0.00%	0.00%

American International Trust	II	12,076,553.771	85.61%	14.39%	0.00%	0.00%

American International Trust	III	1,582,199.058	99.28%	0.72%	0.00%	0.00%

Blue Chip Growth Trust	I	9,653,335.975	91.90%	8.10%	0.00%	0.00%

Blue Chip Growth Trust	II	3,350,948.426	86.60%	13.40%	0.00%	0.00%

Blue Chip Growth Trust	NAV	43,902,956.032	76.21%	1.36%	22.43%	0.00%

Capital Appreciation Value Trust	I	740,717.421	97.25%	2.75%	0.00%	0.00%

Capital Appreciation Value Trust	II	17,435,102.383	92.92%	7.08%	0.00%	0.00%

Capital Appreciation Value Trust	NAV	19,081,347.719	93.44%	6.56%	0.00%	0.00%

Core Bond Trust	I	5,174,329.923	91.81%	8.19%	0.00%	0.00%

Core Bond Trust	II	7,190,366.343	39.54%	5.69%	0.00%	54.77%

Fund	Share Class	Number of Eligible Votes	Percentage of Shares held by JHLICO U.S.A	Percentage of Shares held by JHLICO New York	Percentage of Shares held by Fund of Funds*	Percentage of Shares held by External Insurance Company

Core Bond Trust	NAV	55,811,643.911	39.27%	0.66%	59.84%	0.22%

Disciplined Value Emerging Markets Equity Trust	I	539,963.508	98.22%	1.78%	0.00%	0.00%

Disciplined Value Emerging Markets Equity Trust	II	2,005,643.105	87.37%	12.00%	0.00%	0.63%

Disciplined Value Emerging Markets Equity Trust	NAV	19,883,574.254	59.54%	1.09%	0.00%	39.37%

Disciplined Value International Trust	I	4,439,301.864	95.39%	4.61%	0.00%	0.00%

Disciplined Value International Trust	II	2,614,319.863	88.88%	11.12%	0.00%	0.00%

Disciplined Value International Trust	NAV	10,073,172.230	95.54%	2.11%	0.00%	2.35%

Equity Income Trust	I	13,765,669.079	90.95%	9.05%	0.00%	0.00%

Equity Income Trust	II	6,396,441.417	87.57%	12.43%	0.00%	0.00%

Equity Income Trust	NAV	34,772,547.176	98.58%	1.42%	0.00%	0.00%

Financial Industries Trust	I	5,780,068.279	90.65%	9.35%	0.00%	0.00%

Financial Industries Trust	II	1,220,847.121	56.28%	10.01%	0.00%	33.71%

Financial Industries Trust	NAV	2,153,336.231	94.97%	5.03%	0.00%	0.00%

Fund	Share Class	Number of Eligible Votes	Percentage of Shares held by JHLICO U.S.A	Percentage of Shares held by JHLICO New York	Percentage of Shares held by Fund of Funds*	Percentage of Shares held by External Insurance Company

Fundamental All Cap Core Trust	I	4,426,996.064	96.59%	3.41%	0.00%	0.00%

Fundamental All Cap Core Trust	II	1,399,748.508	89.34%	10.33%	0.00%	0.33%

Fundamental All Cap Core Trust	NAV	70,853,036.456	99.91%	0.09%	0.00%	0.00%

Fundamental Large Cap Value Trust	I	15,805,717.141	93.22%	6.78%	0.00%	0.00%

Fundamental Large Cap Value Trust	II	5,008,769.222	86.65%	13.35%	0.00%	0.00%

Fundamental Large Cap Value Trust	NAV	7,193,595.673	97.22%	2.78%	0.00%	0.00%

Global Equity Trust	I	8,498,010.940	97.31%	2.69%	0.00%	0.00%

Global Equity Trust	II	799,896.465	83.95%	16.05%	0.00%	0.00%

Global Equity Trust	NAV	2,228,221.331	96.10%	3.90%	0.00%	0.00%

Health Sciences Trust	I	1,822,484.131	92.89%	7.11%	0.00%	0.00%

Health Sciences Trust	II	2,057,898.838	87.91%	12.09%	0.00%	0.00%

Health Sciences Trust	NAV	5,827,882.854	96.98%	3.02%	0.00%	0.00%

High Yield Trust	I	9,246,329.396	96.93%	3.07%	0.00%	0.00%

High Yield Trust	II	5,505,631.359	91.49%	8.51%	0.00%	0.00%

High Yield Trust	NAV	21,113,688.036	96.53%	3.47%	0.00%	0.00%

International Equity Index Trust	I	16,166,004.877	94.08%	5.92%	0.00%	0.00%

International Equity Index Trust	II	841,074.949	84.75%	15.25%	0.00%	0.00%

Fund	Share Class	Number of Eligible Votes	Percentage of Shares held by JHLICO U.S.A	Percentage of Shares held by JHLICO New York	Percentage of Shares held by Fund of Funds*	Percentage of Shares held by External Insurance Company

International Equity Index Trust	NAV	30,833,472.258	98.52%	1.45%	0.00%	0.03%

International Small Company Trust	I	1,301,119.038	93.84%	6.16%	0.00%	0.00%

International Small Company Trust	II	919,768.241	51.54%	10.84%	0.00%	37.62%

International Small Company Trust	NAV	4,478,918.274	97.30%	2.70%	0.00%	0.00%

Investment Quality Bond Trust	I	9,280,526.975	98.20%	1.80%	0.00%	0.00%

Investment Quality Bond Trust	II	4,924,892.111	78.78%	21.22%	0.00%	0.00%

Investment Quality Bond Trust	NAV	6,619,509.094	97.71%	2.29%	0.00%	0.00%

Lifestyle Balanced Portfolio	I	2,520,101.704	83.25%	16.75%	0.00%	0.00%

Lifestyle Balanced Portfolio	II	51,402,869.599	68.44%	31.56%	0.00%	0.00%

Lifestyle Balanced Portfolio	NAV	15,102,011.292	97.30%	2.70%	0.00%	0.00%

Lifestyle Conservative Portfolio	I	1,027,099.897	86.06%	13.94%	0.00%	0.00%

Lifestyle Conservative Portfolio	II	10,832,156.507	73.49%	26.51%	0.00%	0.00%

Lifestyle Conservative Portfolio	NAV	586,951.230	96.71%	3.29%	0.00%	0.00%

Lifestyle Growth Portfolio	I	13,101,911.086	94.19%	5.81%	0.00%	0.00%

Fund	Share Class	Number of Eligible Votes	Percentage of Shares held by JHLICO U.S.A	Percentage of Shares held by JHLICO New York	Percentage of Shares held by Fund of Funds*	Percentage of Shares held by External Insurance Company

Lifestyle Growth Portfolio	II	278,878,739.937	87.47%	12.53%	0.00%	0.00%

Lifestyle Growth Portfolio	NAV	45,895,944.333	95.28%	4.72%	0.00%	0.00%

Lifestyle Moderate Portfolio	I	890,566.418	86.51%	13.49%	0.00%	0.00%

Lifestyle Moderate Portfolio	II	15,495,087.742	69.02%	30.98%	0.00%	0.00%

Lifestyle Moderate Portfolio	NAV	3,792,827.569	95.40%	4.60%	0.00%	0.00%

Managed Volatility Balanced Portfolio	I	28,855,576.004	96.48%	3.52%	0.00%	0.00%

Managed Volatility Balanced Portfolio	II	226,110,916.689	95.66%	4.34%	0.00%	0.00%

Managed Volatility Balanced Portfolio	NAV	96,881,385.820	95.47%	4.53%	0.00%	0.00%

Managed Volatility Conservative Portfolio	I	7,126,757.523	97.62%	2.38%	0.00%	0.00%

Managed Volatility Conservative Portfolio	II	35,155,907.388	94.53%	5.47%	0.00%	0.00%

Managed Volatility Conservative Portfolio	NAV	4,906,826.216	89.90%	10.10%	0.00%	0.00%

Managed Volatility Growth Portfolio	I	34,185,813.244	96.57%	3.43%	0.00%	0.00%

Fund	Share Class	Number of Eligible Votes	Percentage of Shares held by JHLICO U.S.A	Percentage of Shares held by JHLICO New York	Percentage of Shares held by Fund of Funds*	Percentage of Shares held by External Insurance Company

Managed Volatility Growth Portfolio	II	313,859,137.516	96.53%	3.47%	0.00%	0.00%

Managed Volatility Growth Portfolio	NAV	86,578,852.000	93.59%	6.41%	0.00%	0.00%

Managed Volatility Moderate Portfolio	I	10,823,433.414	97.49%	2.51%	0.00%	0.00%

Managed Volatility Moderate Portfolio	II	72,338,273.107	95.14%	4.86%	0.00%	0.00%

Managed Volatility Moderate Portfolio	NAV	11,211,502.587	90.03%	9.97%	0.00%	0.00%

Mid Cap Growth Trust	I	12,222,854.126	94.58%	5.42%	0.00%	0.00%

Mid Cap Growth Trust	II	6,870,200.534	87.93%	12.07%	0.00%	0.00%

Mid Cap Growth Trust	NAV	37,171,442.252	69.70%	1.02%	29.28%	0.00%

Mid Cap Index Trust	I	37,627,441.208	94.20%	5.80%	0.00%	0.00%

Mid Cap Index Trust	II	2,381,300.408	85.33%	14.67%	0.00%	0.00%

Mid Cap Index Trust	NAV	13,993,997.594	98.26%	1.74%	0.00%	0.00%

Mid Value Trust	I	20,350,992.836	95.56%	4.44%	0.00%	0.00%

Mid Value Trust	II	4,413,441.480	86.06%	13.94%	0.00%	0.00%

Mid Value Trust	NAV	28,754,667.907	45.38%	0.53%	54.08%	0.00%

Money Market Trust	I	1,657,742,838.800	94.66%	5.34%	0.00%	0.00%

Fund	Share Class	Number of Eligible Votes	Percentage of Shares held by JHLICO U.S.A	Percentage of Shares held by JHLICO New York	Percentage of Shares held by Fund of Funds*	Percentage of Shares held by External Insurance Company

Money Market Trust	II	42,591,191.530	90.71%	9.29%	0.00%	0.00%

Money Market Trust	NAV	538,432,697.930	99.11%	0.89%	0.00%	0.00%

Opportunistic Fixed Income Trust	I	1,645,075.060	92.86%	7.14%	0.00%	0.00%

Opportunistic Fixed Income Trust	II	3,236,002.042	88.58%	11.42%	0.00%	0.00%

Opportunistic Fixed Income Trust	NAV	7,554,148.370	97.94%	2.06%	0.00%	0.00%

Real Estate Securities Trust	I	2,179,863.171	97.48%	2.52%	0.00%	0.00%

Real Estate Securities Trust	II	1,033,511.411	87.20%	12.80%	0.00%	0.00%

Real Estate Securities Trust	NAV	10,939,616.208	96.46%	1.08%	0.00%	2.46%

Science & Technology Trust	I	31,587,469.413	93.33%	6.67%	0.00%	0.00%

Science & Technology Trust	II	2,832,780.455	83.62%	16.38%	0.00%	0.00%

Science & Technology Trust	NAV	7,152,465.866	95.45%	4.55%	0.00%	0.00%

Select Bond Trust	I	10,642,028.609	99.67%	0.33%	0.00%	0.00%

Select Bond Trust	II	28,361,073.402	87.23%	12.66%	0.00%	0.11%

Select Bond Trust	NAV	423,212,957.899	1.01%	0.03%	98.96%	0.00%

Short Term Government Income Trust	I	1,809,837.501	92.40%	7.60%	0.00%	0.00%

Short Term Government Income Trust	II	1,292,818.556	87.91%	12.09%	0.00%	0.00%

Fund	Share Class	Number of Eligible Votes	Percentage of Shares held by JHLICO U.S.A	Percentage of Shares held by JHLICO New York	Percentage of Shares held by Fund of Funds*	Percentage of Shares held by External Insurance Company

Short Term Government Income Trust	NAV	17,590,127.172	99.61%	0.39%	0.00%	0.00%

Small Cap Core Trust	I	8,053,106.793	95.42%	4.58%	0.00%	0.00%

Small Cap Core Trust	II	1,201,582.077	88.79%	11.21%	0.00%	0.00%

Small Cap Core Trust	NAV	12,691,245.086	98.41%	1.59%	0.00%	0.00%

Small Cap Index Trust	I	23,894,500.927	93.99%	6.01%	0.00%	0.00%

Small Cap Index Trust	II	1,635,762.681	81.94%	18.06%	0.00%	0.00%

Small Cap Index Trust	NAV	10,605,601.258	97.41%	2.59%	0.00%	0.00%

Small Cap Opportunities Trust	I	2,812,714.656	96.45%	3.55%	0.00%	0.00%

Small Cap Opportunities Trust	II	932,517.908	84.18%	15.82%	0.00%	0.00%

Small Cap Opportunities Trust	NAV	2,329,151.617	96.07%	3.93%	0.00%	0.00%

Small Cap Stock Trust	I	5,038,001.875	99.58%	0.42%	0.00%	0.00%

Small Cap Stock Trust	II	2,962,154.869	90.18%	9.82%	0.00%	0.00%

Small Cap Stock Trust	NAV	28,098,240.253	98.62%	1.38%	0.00%	0.00%

Small Company Value Trust	I	3,875,613.996	95.17%	4.83%	0.00%	0.00%

Small Company Value Trust	II	2,946,551.103	85.06%	14.94%	0.00%	0.00%

Small Company Value Trust	NAV	6,107,699.343	97.65%	2.35%	0.00%	0.00%

Strategic Equity Allocation Portfolio	NAV	347,490,797.756	0.00%	0.00%	100.00%	0.00%

Fund	Share Class	Number of Eligible Votes	Percentage of Shares held by JHLICO U.S.A	Percentage of Shares held by JHLICO New York	Percentage of Shares held by Fund of Funds*	Percentage of Shares held by External Insurance Company

Strategic Income Opportunities Trust	I	3,799,102.287	96.49%	3.51%	0.00%	0.00%

Strategic Income Opportunities Trust	II	5,580,125.965	26.86%	4.06%	0.00%	69.08%

Strategic Income Opportunities Trust	NAV	7,673,753.097	95.56%	3.15%	0.00%	1.29%

Total Bond Market Trust	I	36,829,203.802	94.28%	5.72%	0.00%	0.00%

Total Bond Market Trust	II	4,574,536.054	89.89%	10.11%	0.00%	0.00%

Total Bond Market Trust	NAV	73,993,428.102	99.63%	0.37%	0.00%	0.00%

Total Stock Market Index Trust	I	18,170,939.657	93.54%	6.46%	0.00%	0.00%

Total Stock Market Index Trust	II	1,563,846.715	85.75%	14.25%	0.00%	0.00%

Total Stock Market Index Trust	NAV	15,325,927.700	96.86%	3.14%	0.00%	0.00%

U.S. Growth Trust	I	34,647,947.729	93.26%	6.74%	0.00%	0.00%

U.S. Growth Trust	II	12,916,621.777	84.88%	15.12%	0.00%	0.00%

U.S. Growth Trust	NAV	59,461,520.757	98.98%	1.02%	0.00%	0.00%

Ultra Short Term Bond Trust	I	827,177.517	94.56%	5.44%	0.00%	0.00%

Ultra Short Term Bond Trust	II	14,175,969.133	90.71%	9.29%	0.00%	0.00%

Ultra Short Term Bond Trust	NAV	3,548,314.133	98.02%	1.98%	0.00%	0.00%

* Represents the aggregate percentage ownership of the Fund of Funds.

As of August 27, 2025, the John Hancock Insurance Companies and certain other unaffiliated insurance companies (the “Insurance Companies”) owned of record all of the outstanding Series I, II and III shares of the JHVIT funds. As of August 27, 2025, the Insurance Companies and the JHVIT fund of funds owned of record all of the outstanding Series NAV shares of the JHVIT funds.

To the best knowledge of the Trust, as of December 31, 2024, the Trustees and officers of the Trust, in the aggregate, beneficially owned less than 1% of the outstanding shares of any class of any of the Funds.

APPENDIX B

Procedures for the

Selection of Independent Trustees

Exhibit A

Procedures for the Selection of New Independent Trustees

(1) The Nominating and Governance Committee shall consider recommendations for nominations from a wide variety of sources, including members of the Board, business contacts, the Company’s legal counsel, community leaders and members of management. The Nominating and Governance Committee may retain a professional search firm or a consultant to assist the Nominating and Governance Committee in a search for a qualified candidate.

(2) A biography of each candidate shall be acquired and shall be reviewed by counsel to the Independent Trustees and counsel to the Trust to determine the candidate’s eligibility to serve as an Independent Trustee.

(3) The Nominating and Governance Committee will select Independent Trustee candidates in accordance with its Statement of Policy on Criteria for Selecting Independent Trustees (attached hereto as Annex A). While the re-nomination of existing Trustees will not be viewed as automatic, the Nominating and Governance Committee will generally favor the re-nomination of an existing Trustee rather than a new candidate if the re-nomination is consistent with the Statement of Policy on Criteria for Selecting Independent Trustees. The Nominating and Governance Committee in considering the re-nomination of any existing Trustee will take into account such Trustee’s performance on the Board including any Board committee.

(4) The Nominating and Governance Committee shall meet to review the materials relating to each eligible candidate and to determine whether one or more of the candidates should be interviewed in person by the Nominating and Governance Committee. If the Nominating and Governance Committee determines that any candidate should be interviewed, he or she shall be interviewed by at least a majority of the members of the Nominating and Governance Committee. After interviewing the Trustee candidate(s), the Nominating and Governance Committee shall meet to determine whether to recommend one or more of the candidates to the full Board of Trustees.

B-1

Annex A

Statement of Policy on Criteria for Selecting Independent Trustees

The Nominating and Governance Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to) the criteria set forth below. The Nominating and Governance Committee may determine that a candidate who does not satisfy these criteria in one or more respects should nevertheless be considered as a nominee if the Nominating and Governance Committee finds that the criteria satisfied by the candidate and the candidate’s other qualifications demonstrate substantially the same level of fitness to serve as an Independent Trustee.

1.  The candidate should have unquestioned personal integrity and such other personal characteristics as a capacity for leadership and the ability to work well with others.

2.   The candidate may not be an “interested person” (as defined in the Investment Company Act of 1940) of the Advisor, and should have no material relationship, whether business, professional, familial or other, that would create an appearance of a lack of independence in respect of the Advisor or affiliates.

3.  The candidate should be willing and able to commit the time necessary for attendance at meetings and the performance of other duties of an Independent Trustee.

4.  The candidate should have business, professional, academic or other experience and qualifications which demonstrate that he or she will make a valuable contribution as an Independent Trustee. In addition, the candidate should have sufficient financial or accounting knowledge to add value to the deliberations of the Independent Trustees.

5.  The candidate should have experience on corporate or other institutional bodies having oversight responsibilities.

6.   In addition, the Independent Trustees will strive to achieve a group that reflects a diversity of experiences in respect of industries, professions and other experiences, and that is diversified as to gender and race.

It is the intent of the Nominating and Governance Committee that at least one Independent Trustee be an “audit committee financial expert” as that term is defined in Item 3 of Form N-CSR.

B-2

Insurer and Administrator

John Hancock Life Insurance Company (U.S.A), Bloomfield Hills, MI (not licensed in NY) New York: John Hancock Life Insurance of New York, Valhalla, NY

John Hancock Annuities Service Center

P.O. Box 55444 Boston, MA 02205-5444 | 800-344-1029

New York Contracts: P.O. Box 55445 Boston, MA 02205-5445 | 800-551-2078

www.jhannuities.com

www.jhannuitiesnewyork.com

VITPX 09/25

JOHN HANCOCK VARIABLE INSURANCE TRUST 200 BERKELEY STREET BOSTON, MA 02116 SCAN TO VIEW MATERIALS & VOTE To vote by Internet 1) Read the Proxy Statement and have the Voting Instruction Card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the Voting Instruction Card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the Voting Instruction Card below.3) Sign and date the Voting Instruction Card.4) Return the Voting Instruction Card in the envelope provided.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V79269-Z91101 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. THE BOARD OF TRUSTEES OF JHVIT RECOMMENDS A VOTE FOR ELECTION OF ALL NOMINEES. 1. Election of five Trustees as members of the Board of Trustees of JHVIT. 01) Kristie M. Feinberg 02) William K. Bacic 03) Thomas R. Wright 04) Christine L. Hurtsellers 05) Kenneth J. Phelan If a contract is held jointly, each contract owner should sign. If only one signs his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign his or her own name, indicating that he or she is a “Partner.” If the contract owner is a trust, the trustee should sign in his or her own name, indicating that he or she is a “Trustee.” These voting instructions, if properly executed, will be voted in the manner directed by the contract owner. IF NO DIRECTION IS MADE, THESE VOTING INSTRUCTIONS WILL BE VOTED “FOR” THE PROPOSAL. Please refer to the Proxy Statement for a discussion of the proposal. Note: Signature(s) should agree with the name(s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders: The Proxy Statement is available at www.proxyvote.com. V79270-Z91101 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK VOTING INSTRUCTIONS FORM The undersigned hereby instructs John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York to vote all shares of John Hancock Variable Insurance Trust (“JHVIT”) attributable to his or her variable annuity or variable life contract at the Special Meeting of Shareholders to be held at 1:00 p.m., Eastern Time, November 12, 2025, and any adjournment(s) thereof, as indicated below and in their discretion upon such other matters as may properly come before the Meeting. Voting pursuant to these instructions will be as specified. If no specification is made as to an item on a properly executed Voting Instructions Form, voting will be for such item. This Voting Instructions Form is provided for the shares of the fund of the above referenced trust attributable to your contract values as of August 27, 2025. Please sign, date, and return the Voting Instructions Form in the enclosed postage-paid envelope. VOTING INSTRUCTIONS MUST BE RECEIVED BY THE CLOSE OF BUSINESS ON NOVEMBER 11, 2025, TO BE VOTED AT THE MEETING TO BE HELD ON NOVEMBER 12, 2025. THESE VOTING INSTRUCTIONS ARE SOLICITED BY JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) AND JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES OF JHVIT. PLEASE SIGN AND DATE ON THE REVERSE SIDE